Leases	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
Leases Disclosure

9.  LEASES

The Company leases hospitals, medical office buildings, and certain equipment under capital and operating lease agreements. During 2013, 2012 and 2011, the Company entered into capital lease obligations of $4.3 million, $5.0 million and $3.0 million, respectively. All lease agreements generally require the Company to pay maintenance, repairs, property taxes and insurance costs.

Commitments relating to noncancellable operating and capital leases for each of the next five years and thereafter are as follows (in thousands):

Year Ended December 31,	Operating (1)	Capital

2014	$186,715	$9,289
2015	158,039	7,428
2016	119,403	6,060
2017	89,049	5,663
2018	61,675	5,533
Thereafter	153,763	46,949
Total minimum future payments	$768,644	80,922
Less: Imputed interest		(34,856)
Total capital lease obligations		46,066
Less: Current portion		(5,439)
Long-term capital lease obligations		$40,627

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(1) Minimum lease payments have not been reduced by minimum sublease rentals due in the future of $16.8 million.

Assets capitalized under capital leases as reflected in the accompanying consolidated balance sheets were $27.9 million of land and improvements, $200.1 million of buildings and improvements and $64.5 million of equipment and fixtures as of December 31, 2013 and $27.9 million of land and improvements, $200.1 million of buildings and improvements and $65.1 million of equipment and fixtures as of December 31, 2012. The accumulated depreciation related to assets under capital leases was $147.3 million and $129.1 million as of December 31, 2013 and 2012, respectively. Depreciation of assets under capital leases is included in depreciation and amortization expense and amortization of debt discounts on capital lease obligations is included in interest expense in the accompanying consolidated statements of income.